                  [REPRESENTATION OF GRAPHIC IMAGE]


                            NAVELLIER

                         MILLENNIUM FUNDS

                         TOP 20 PORTFOLIO




                           ANNUAL REPORT

                         DECEMBER 31, 1999

                                                ANNUAL REPORT, December 31, 1999
                                                      NAVELLIER MILLENNIUM FUNDS

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

Dear Shareholder:

    1999 was an exceptional year for the stock market overall. The S&P 500* had a very respectable 21.04% return for the year. But, the most exciting returns were found in the mid cap stocks as evidenced by the Russell Midcap Index*, which posted a return of 51.29%. Large cap stocks fared better than their small-to-mid cap counterparts in the first quarter of 1999, but then were trounced in the second quarter. Virtually all sectors of the market paused during the third quarter with negative returns across the board. However, in the fourth quarter of 1999, mid cap stocks turned in a record performance, with the Russell Midcap Index soaring 39.47%. Aggressive growth stocks dramatically outperformed the more conservative value stocks over the year, with the big winners found in the high-flying tech stocks.

    We are very proud of the performance of the Navellier Top 20 Portfolio** which was up 67.2% (adjusted for the maximum load) in 1999. The Top 20 Portfolio is a concentrated portfolio that only invests in the top 20 stocks that our research produces. We are particularly proud of the fact that this Fund managed to produce excellent returns without any IPO's in its portfolio and without excessive exposure to the volatile Internet stocks that drove much of the market in 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         TOP 20 PORTFOLIO
         Top 20 Portfolio  Russell 1000  Russell 2000
9/1998             $9,505       $10,000       $10,000
10/1998            $9,800       $10,790       $10,408
11/1998           $10,560       $11,458       $10,953
12/1998           $11,929       $12,188       $11,631
1/1999            $13,602       $12,622       $11,786
2/1999            $12,632       $12,222       $10,831
3/1999            $13,849       $12,690       $11,000
4/1999            $14,524       $13,221       $11,986
5/1999            $13,754       $12,935       $12,161
6/1999            $16,120       $13,595       $12,711
7/1999            $15,883       $13,180       $12,362
8/1999            $16,529       $13,056       $11,905
9/1999            $15,740       $12,697       $11,907
10/1999           $16,662       $13,551       $11,956
11/1999           $17,575       $13,899       $12,670
12/1999           $20,984       $14,737       $14,104


                                  NAVELLIER MILLENNIUM FUNDS
                                                           TOP 20
                                                           PORTFOLIO
                                                           -------
TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999                      RUSSELL      RUSSELL
(LOAD ADJUSTED)                                                          1000         2000
---------------------------------------------------------               -------      -------
One Year                                                     67.20%       20.92%       21.25%
Annualized Since Inception+                                  80.75%       36.30%       31.61%
Value of a $10,000 investment over Life of Fund+           $20,984      $14,737      $14,104
+Inception September 30, 1998

    Last year, the U.S. economy was absolutely phenomenal. In 1999 it grew at an annual rate in excess of 5%. The productivity gains in the U.S. continued to accelerate and averaged well over 4% annual gains. Furthermore, the core rate of inflation remained flat. Looking forward, the labor market remains tight, but as long as productivity gains continue, wages can grow moderately without igniting inflation. Although the Fed raised interest rates three times in 1999, the stock market largely ignored these increases. There is now massive speculation about whether or not the Federal Reserve Board will increase interest rates again at their next Federal Open Market Committee (FOMC). Many on Wall Street believe that the Federal Reserve Board is trying to raise interest rates to cool off the soaring stock market. Others believe that now with the unemployment level at 4%, the Fed has no choice other than to raise interest rates to avert wage inflation. On the other hand, U.S. productivity continues to soar at a 5% annual pace and offsets any potential wage inflation.

    Currently, corporate profits are growing in excess of 20% annually and this trend will likely continue for at least a few more months. Unfortunately, investors seem to be bored with such mundane growth. Instead, investors appear to be only interested in stocks with over 70% annual earnings growth. Under this kind of environment an investor's best defense remains a strong portfolio of rapidly growing companies. The stock market's breadth and power has simply refused to broaden out despite record earnings growth for the entire stock market. Instead, the stock market is becoming increasingly cautious and primarily technology stocks continue to prosper. Technology stocks continue to dominate investor attention and are attracting 90% of the new money that is flowing into the stock market. Fortunately, most technology stocks are immune to the impact of rising interest rates, so the Federal Reserve Board's next decision at the FOMC meeting in mid-March should have almost no impact on the best technology stocks. As a result, we are continuing to realign our Portfolios to capitalize on more technology stocks.

    The new inflows into the stock market via mutual funds continue to favor the small-to-mid capitalization arena. As many large capitalization stocks that were former stock market flagships continue to flounder, institutional investors are increasingly turning towards small-to-mid capitalization stocks. We believe that this persistent institutional buying pressure in small-to-mid capitalization stocks will continue to make them the safest place to be.

    Please call us if we can address any questions or concerns for you at 1-800-887-8671 or visit our website at www.navellier.com. The web site includes the current weekly market commentary, which we will be happy to e-mail to you at your request.

    Thank you for allowing us to manage some of your assets. We feel very obligated to our shareholders and promise to make every effort to manage them efficiently and ambitiously!

Sincerely,

/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

This material has been preceded by a Navellier Millennium Funds** prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions and maximum sales load.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

*Indices:

S&P 500 Index is an unmanaged index consisting of 500 large capitalization companies. It is considered representative of the stock market as a whole.

Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index.

Russell 2000-Registered Trademark- Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Russell 3000-Registered Trademark- measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap-Registered Trademark- Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

THESE INDICES ARE CONSIDERED REPRESENTATIVE OF PERTINENT MARKET SECTORS IN GENERAL. NONE ARE INVESTMENT PRODUCTS AVAILABLE FOR SALE.

**The Board of Trustees voted to change the name of the fund family from American Tiger Funds to the Navellier Millennium Funds and to change the name of the portfolio from American Tiger Top 20 Portfolio to the Navellier Top 20 Portfolio. This name change will become effective with next printing of the prospectus.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
TOP 20 PORTFOLIO

-------------------------------------------------------------------
                                                       MARKET VALUE
       SHARES                                             (NOTE 1)
-------------------------------------------------------------------
COMMON STOCKS - 95.8%
BUSINESS SERVICES - 4.7%
       24,500           Zomax, Inc.*                   $ 1,108,625
                                                       -----------
COMMUNICATION EQUIPMENT AND
 SERVICES - 31.9%
       11,000           Emulex Corp.*                    1,237,500
       15,000           Harmonic, Inc.*                  1,424,063
       38,000           Lightbridge, Inc*                1,054,500
       17,000           Powerwave
                          Technologies, Inc.*              992,375
        4,800           QUALCOMM, Inc.*                    845,400
       12,000           Rural Cellular Corp.*            1,086,000
        8,300           United States Cellular
                          Corp.*                           837,781
                                                       -----------
                                                         7,477,619
                                                       -----------
ELECTRONIC PRODUCTS - 10.1%
       25,000           KEMET Corp.*                     1,126,562
       29,990           Three-Five Systems, Inc.*        1,229,590
                                                       -----------
                                                         2,356,152
                                                       -----------
INSTRUMENTS - 4.5%
       27,200           Photon Dynamics, Inc.*           1,054,000
                                                       -----------
MANUFACTURING - 4.3%
       35,000           Meade Instruments Corp.*           997,500
                                                       -----------
MEDICAL EQUIPMENT AND SUPPLIES - 7.0%
       10,000           VISX, Inc. *                       517,500
       29,500           Zoll Medical Corp.*              1,126,531
                                                       -----------
                                                         1,644,031
                                                       -----------
SEMICONDUCTORS AND RELATED - 29.8%
       12,000           Applied Micro Circuits
                          Corp.*                         1,527,000
       26,000           Power Integrations, Inc.
                          *                              1,246,375
       12,800           Qlogic Corp.*                    2,046,400
       14,250           TranSwitch Corp.*                1,034,016
       25,000           Xilinx, Inc.*                    1,136,720
                                                       -----------
                                                         6,990,511
                                                       -----------
-------------------------------------------------------------------
                                                       MARKET VALUE
       SHARES                                             (NOTE 1)
-------------------------------------------------------------------

TOYS AND CHILDREN'S PRODUCTS - 3.5%
       44,038           JAKKS Pacific, Inc.*           $   822,960
                                                       -----------
TOTAL COMMON STOCK
 (COST $15,381,793)                                     22,451,398
                                                       -----------
MONEY MARKET FUND - 0.7%
      167,710           Fund for Government
                          Investors
                          (Cost $167,710)                  167,710
                                                       -----------
TOTAL INVESTMENTS - 96.5%
 (COST $15,549,503)                                    $22,619,108
Other Assets Less Liabilities - 3.5%                       814,143
                                                       -----------
NET ASSETS - 100.0%                                    $23,433,251
                                                       ===========
NET ASSET VALUE PER SHARE
  (BASED ON 1,118,048 SHARES OUTSTANDING)
                                                            $20.96
OFFERING PRICE PER SHARE (100/95.05 OF $20.96)
                                                            $22.05

NET ASSETS CONSIST OF:
  Paid-in-Capital                                      $14,587,159
  Accumulated Net Realized Gain on Investments
                                                         1,776,487
  Net Unrealized Appreciation of Investments
                                                         7,069,605
                                                       -----------
NET ASSETS                                             $23,433,251
                                                       ===========

--------------------------

*    NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                TOP 20 PORTFOLIO
                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................       $   18,273
  Dividends (Note 1)........................................            4,121
                                                                   ----------
    Total Investment Income.................................           22,394
                                                                   ----------
EXPENSES
  Investment Advisory Fee (Note 2)..........................          147,790
  Distribution Plan Fee (Note 4)............................           37,158
  Transfer Agent and Custodian Fee (Note 3).................           53,302
  Trustees' Fees............................................           36,000
  Printing Expense..........................................           19,607
  Registration Fees.........................................           18,379
  Insurance Expense.........................................           17,030
  Legal Fees................................................           10,867
  Audit Fees................................................            7,000
                                                                   ----------
    Total Expenses..........................................          347,133
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................         (125,238)
                                                                   ----------
      Net Expenses..........................................          221,895
                                                                   ----------
NET INVESTMENT LOSS.........................................         (199,501)
                                                                   ----------
Net Realized Gain on Investments............................        2,920,802
Change in Net Unrealized Appreciation of Investments........        6,163,825
                                                                   ----------
NET GAIN ON INVESTMENTS.....................................        9,084,627
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $8,885,126
                                                                   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        TOP 20 PORTFOLIO
                                                                  -----------------------------
                                                                  FOR THE YEAR   FOR THE PERIOD
                                                                     ENDED           ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1999           1998*
                                                                  ------------   --------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................      $  (199,501)     $   (5,594)
  Net Realized Gain on Investment Transactions..............        2,920,802         211,487
  Change in Net Unrealized Appreciation of Investments......        6,163,825         905,780
                                                                  -----------      ----------
    Net Increase in Net Assets Resulting from Operations....        8,885,126       1,111,673
                                                                  -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains...................................       (1,150,707)             --
                                                                  -----------      ----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................       10,185,572       6,038,494
  Reinvestment of Distributions.............................        1,126,789              --
  Cost of Shares Redeemed...................................       (2,815,288)        (48,408)
                                                                  -----------      ----------
    Net Increase in Net Assets Resulting from Share
      Transactions..........................................        8,497,073       5,990,086
                                                                  -----------      ----------
    TOTAL INCREASE IN NET ASSETS............................       16,231,492       7,101,759
NET ASSETS -- Beginning of Period...........................        7,201,759         100,000
                                                                  -----------      ----------
NET ASSETS -- End of Period.................................      $23,433,251      $7,201,759
                                                                  ===========      ==========
SHARES
  Sold......................................................          661,011         567,983
  Issued in Reinvestment of Distributions...................           55,261              --
  Redeemed..................................................         (171,996)         (4,211)
                                                                  -----------      ----------
    Net Increase in Shares..................................          544,276         563,772
                                                                  ===========      ==========

--------------------------------------------------------------------

 (*) FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30 ,1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        TOP 20 PORTFOLIO
                                                                  -----------------------------
                                                                  FOR THE YEAR   FOR THE PERIOD
                                                                     ENDED           ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1999           1998*
                                                                  ------------   --------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
  Net Asset Value -- Beginning of Period....................         $12.55         $10.00
                                                                    -------         ------
  Income from Investment Operations:
    Net Investment Loss.....................................          (0.18)         (0.01)
    Net Realized and Unrealized Gains on Investments........           9.68           2.56
                                                                    -------         ------
      Total from Investment Operations......................           9.50           2.55
                                                                    -------         ------
  Distributions to Shareholders:
    From Net Realized Gains.................................          (1.09)            --
                                                                    -------         ------
  Net Increase in Net Asset Value...........................           8.41           2.55
                                                                    -------         ------
  Net Asset Value -- End of Period..........................         $20.96         $12.55
                                                                    =======         ======

TOTAL INVESTMENT RETURN+....................................          75.91%         25.50%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................           1.50%          1.50%(B)
  Expenses Before Reimbursement (Note 2)....................           2.34%          7.90%(B)
  Net Investment Loss After Reimbursement (Note 2)..........          (1.34)%        (0.64)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........          (2.19)%        (7.04)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................            235%            82%
  Net Assets at End of Period (in thousands)................        $23,433         $7,202
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................          1,118            574

--------------------------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30, 1998

 + TOTAL RETURN REPRESENTS AGGREGATE TOTAL RETURN FOR THE PERIOD INDICATED AND DOES NOT REFLECT ANY APPLICABLE SALES CHARGES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. Significant Accounting Policies

    The Navellier Millennium Funds (the "Fund"), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and are authorized to issue shares of beneficial interests. The investment objective of the Fund is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential. The Fund currently offers shares of beneficial interests in one Portfolio, the Navellier Top 20 Portfolio (the "Portfolio"), formerly known as the American Tiger Top 20 Portfolio, a non-diversified, open-end, management investment company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of beneficial interest. Shares of the fund are purchased at the public offering price which includes a maximum sales charge of up to 4.95% depending on the size of the purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of the Portfolio. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. During the year ended December 31, 1999, the Adviser paid operating expenses of the portfolio totaling $162,185. Under the operating expense agreements, the Adviser requested and the Portfolio reimbursed, $36,947 of such expenses.

    Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    For the year ended December 31, 1999, the Fund was advised that the Distributor received $466,722 from sales loads earned on sales of the Fund's capital stock.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------

    The Fund pays each of its Trustees not affiliated with the Adviser $10,000 annually. For the year ended December 31, 1999, Trustees fees totaled $36,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

    For the year ended December 31, 1999, the cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term securities) were $39,949,780 and $33,495,351, respectively.

6. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of December 31, 1999, based on the cost for Federal income tax purposes are as follows:

                                                                    TOP 20
                                                                   PORTFOLIO
                                                                  -----------
    Gross Unrealized Appreciation...............................  $ 7,232,466
    Gross Unrealized Depreciation...............................     (162,861)
                                                                  -----------
    Net Unrealized Appreciation.................................  $ 7,069,605
                                                                  ===========
    Cost of Investments for Federal Income Tax Purposes.........  $15,549,503
                                                                  ===========

7. Federal Income Tax

    Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. As of December 31, 1999, $199,501 from accumulated net investment loss were reclassified to accumulated net realized gain on investments.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER MILLENNIUM FUNDS
RENO, NEVADA

We have audited the accompanying statement of net assets of Navellier Top 20 Portfolio, a series of shares of The Navellier Millennium Funds as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two periods then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Top 20 Portfolio as of December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods then ended, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000

                               NAVELLIER OFFICES:

                          ONE EAST LIBERTY THIRD FLOOR
                               RENO, NEVADA 89501
                              800-887-8671 P.S.T.

                          CUSTODIAN & TRANSFER AGENT:

                        RUSHMORE TRUST AND SAVINGS, FSB
                              4922 FAIRMONT AVENUE
                               BETHESDA, MD 20814
                              800-622-1386 E.S.T.